UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Stephanie A. Capistron, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110–2605

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2022

Date of reporting period:	September 1, 2021 – August 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Focused Large Cap Growth ETF

Annual report
8 | 31 | 22

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
PGRO

Putnam
Focused Large Cap
Growth ETF

Annual report
8 | 31 | 22

Message from the Trustees

October 12, 2022

Dear Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced declines, and U.S. gross domestic product decreased slightly in the first and second quarters. Consumers and businesses have grappled with multidecade-high inflation. In response, the U.S. Federal Reserve has been raising interest rates to contain price pressures, and certain economic indicators have begun to show improvement.

While this challenging environment may test investors’ patience, you can be confident that Putnam portfolio managers are actively working for you. They are assessing risks while researching new and attractive investment opportunities for your fund.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value. See below and pages 8–9 for additional performance information, including fund returns at market price. Index results should be compared with fund performance at net asset value. To obtain the most recent month-end performance, call 1-833-228-5577 toll free.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/22. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on page 12.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Focused Large Cap Growth ETF

How was the investing environment in the 12-month reporting period?

GREG U.S. large-cap growth stocks had a solid start to the period, even as companies across most industries and sectors faced issues such as supply chain disruptions and higher costs for energy, labor, and materials. Also, in late 2021, a new Covid-19 variant, Omicron, brought a surge in cases and worries about new economic shutdowns. Despite the headwinds, U.S. stocks closed the 2021 calendar year near record highs. However, a more challenging environment emerged in 2022. On February 24, Russia launched a large-scale invasion of Ukraine, rattling global financial markets. At the same time, stocks continued to be challenged by concerns about slowing economic growth, increasingly aggressive monetary tightening by the Federal Reserve, and the potential for recession. One of the biggest headwinds for the financial markets was skyrocketing inflation, which reached a 40-year high in the United States.

The potential for several interest-rate hikes in 2022 to subdue inflation weighed on the equity markets and large-cap growth stocks in particular. [Growth stocks tend to be more interest-rate sensitive than value

Focused Large Cap Growth ETF 3

Allocations are shown as a percentage of the fund’s net assets as of 8/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Focused Large Cap Growth ETF

stocks.] In July and early August, however, U.S. large-cap growth stocks rallied from their June calendar-year lows due to signs that inflation had peaked. While inflation remained a concern, investors appeared to take comfort that a strong labor market and a relatively healthy consumer might give the Fed room to temper inflation without provoking a serious recession. At the Fed’s annual symposium in Jackson Hole, Wyoming, in late August, however, Fed Chair Jerome Powell affirmed that any expectation of easing monetary policy was premature.

How did the fund perform in this environment?

RICHARD For the 12-month reporting period, the fund’s shares posted a return of –23.28%, underperforming its benchmark, the Russell 1000 Growth Index, which returned –19.06%. The fund outperformed the –24.23% return of the median fund ranked within its Lipper peer group, Large-Cap Growth Funds.

What were some holdings that detracted from performance relative to the benchmark for the reporting period?

GREG PayPal Holdings was a meaningful beneficiary of pandemic-related economic shifts. However, the company experienced a deceleration in revenues during the reporting period. This was primarily driven by a faster runoff of eBay revenues, which transitioned from PayPal to its own payment system. In addition, PayPal faced fewer new accounts, higher tax rates, and supply chain issues. Given several missed markers set by the company and our lack of conviction in current management to execute effectively, we sold the position.

RICHARD Sports betting company DraftKings was also a detractor. We view DraftKings’ market opportunity as substantial, and we believe the company has cemented its leadership position in the online sports betting and gaming market. However, the lack of current profitability proved to be a headwind for the stock during the first half of the reporting period. Given what we believe is a wider range of potential outcomes for the company over the medium term than we prefer to see, we sold the fund’s position.

Could you provide some examples of stocks that helped the fund’s performance relative to the benchmark for the reporting period?

GREG Yes. UnitedHealth Group, a multinationally managed health care and insurance company, was the top performer for the reporting period. The company’s strong

ADVANTAGES OF AN ACTIVE ETF

This ETF (exchange-traded fund) is an actively managed, semi-transparent ETF, making it different from a passive ETF or a traditional active ETF. As a semi-transparent ETF, it does not disclose all of the portfolio holdings on a daily basis. Instead, the fund discloses a daily tracking basket, which helps to protect information about portfolio holdings and their weightings from traders who might try to mimic the trades of the portfolio managers.

Active ETFs may be one of the most cost-effective ways for you to take advantage of active management strategies. They offer:

• Potential for outperformance: Active strategies pursue above-benchmark returns through investment research and portfolio positioning.

• Active risk management: Proactive research helps to identify better risk/reward potential and seeks to reduce unintended risk.

• Professional oversight: Experienced portfolio managers help active ETFs balance risk and return while delivering the ETF’s structural benefits.

Focused Large Cap Growth ETF 5

position within managed care plus its multiple quarters of revenues beating expectations led to the stock’s strong outperformance. We continue to have a positive outlook for the company given that its subsidiary, Optum, Inc., contributed to half of UnitedHealth’s most recent reported earnings and is growing faster than the heavily regulated benefits business. [UnitedHealth formed Optum by merging its existing pharmacy and care delivery services in 2011.] We believe UnitedHealth’s massive scale, which generates a quarter of a trillion dollars in annual revenue, is extremely hard to replicate and sets it apart from its peers.

RICHARD Palo Alto Networks, a multinational cybersecurity company, was another notable contributor. We consider Palo Alto a best-in-class technology business. In our view, it possesses the strongest and most advanced firewalls and array of cloud-based cybersecurity services in the industry. During the period, Palo Alto enjoyed strong revenue growth from its suite of next-generation firewall security products. Given the company’s recent product traction, we think it is likely to see upward earnings revisions. Additionally, we believe the stock still offers attractive value despite its recent appreciation.

Your theme-based approach is a distinct feature of the fund. Could you tell us about your newest growth theme?

GREG Our thematic approach is a critical part of our investment process. Together with a team of analysts, we examine global trends as well as problems and potential solutions. From this analysis, we identify which themes could drive sustained growth for businesses over a multiyear time horizon.

Our new theme is “A healthier tomorrow.” Across the globe, people are embracing a comprehensive approach to health and wellness. Individuals are prioritizing exercise, diet, and environmental health, and they are seeking greater access to and control over their personal health data. We have identified specific growth companies that should benefit meaningfully from this secular, multidecade trend. We believe these companies should be able to sustain above-market growth across an economic cycle. While the theme is focused on individuals, large-cap growth companies can serve as the enablers of change. As demographic trends drive increased awareness of this theme, we expect public policy to support further growth in these markets.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Focused Large Cap Growth ETF

What is your outlook for the months ahead?

RICHARD In our view, many of the macroeconomic headwinds are priced into growth stocks already, given the year-to-date drawdown, and conditions may stabilize over the second half of calendar 2022. Additionally, we believe growth will slow as not all businesses will be able to adequately cope with the effects of inflation, supply chain disruptions, and other macroeconomic factors. We prioritize businesses with high levels of recurring revenue, long-term customer contracts, the ability to set prices, and a lack of customer concentration.

We seek high-quality companies that operate with limited competition and a narrow range of operational and financial outcomes. These businesses can differentiate themselves in environments like the current one, in our view. We continue to believe that owning a portfolio of these businesses is the best way to deliver growth to our investors over the long term. We remain excited by the opportunities we see across the growth investing landscape.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Focused Large Cap Growth ETF 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2022, the end of its most recent fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or call 1-833-228-5577.

Annualized fund performance Total return for periods ended 8/31/22

	Life of fund	1 year
Net asset value	–9.15%	–23.28%
Market price	–9.02	–23.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees.

Comparative annualized index returns For periods ended 8/31/22

	Life of fund	1 year
Russell 1000 Growth Index	–6.17%	–19.06%
Lipper Large-Cap Growth Funds category median*	–12.03	–24.23

Index and Lipper results should be compared with fund performance at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 1-year and life-of-fund periods ended 8/31/22, there were 676 and 674 funds, respectively, in this Lipper category.

Past performance does not indicate future results.

8 Focused Large Cap Growth ETF

Fund price and distribution information For the 12-month period ended 8/31/22

	Net asset
Share value	value	Market price
8/31/21	$28.86	$28.88
8/31/22	22.14	22.18

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/22

	Life of fund	1 year
Net asset value	–15.27%	–25.83%
Market price	–15.23	–25.93

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Total annual operating expenses for the fiscal year ended 8/31/21*	0.55%
Annualized expense ratio for the six-month period ended 8/31/22†	0.55%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expenses are based on estimated amounts for the current fiscal year.

† Expense ratio is for the fund’s most recent fiscal half year. As a result of this, the ratio may differ from the expense ratio based on one-year data in the financial highlights.

Focused Large Cap Growth ETF 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 3/1/22 to 8/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$2.60
Ending value (after expenses)	$873.40

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/22.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/22, use the following calculation method. To find the value of your investment on 3/1/22, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$2.80
Ending value (after expenses)	$1,022.43

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/22.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

10 Focused Large Cap Growth ETF

Consider these risks before investing

Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The fund may invest a significant portion of its assets in companies in the information technology sector. The information technology sector may be significantly affected by technological obsolescence or innovation, short product cycles, falling prices and profits, competitive pressures, and general market conditions.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Focused Large Cap Growth ETF 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000® Growth Index is an unmanaged index of those companies in the large-cap Russell 1000® Index chosen for their growth orientation.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

12 Focused Large Cap Growth ETF

Other information for shareholders

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. Putnam ETF proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period ended June 30, 2022, are available at putnam.com under the About Putnam section and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Liquidity Risk Management Program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in June 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Focused Large Cap Growth ETF 13

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share.

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Focused Large Cap Growth ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam ETF Trust and Shareholders of
Putnam Focused Large Cap Growth ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Focused Large Cap Growth ETF (one of the funds constituting Putnam ETF Trust, referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2022 and for the period May 25, 2021 (commencement of operations) through August 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year ended August 31, 2022, and the changes in its net assets and the financial highlights for the year ended August 31, 2022 and for the period May 25, 2021 (commencement of operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Focused Large Cap Growth ETF 15

The fund’s portfolio 8/31/22

COMMON STOCKS (98.2%)*	Shares	Value
Aerospace and defense (0.8%)
TransDigm Group, Inc.	132	$79,251
		79,251
Automobiles (3.8%)
Tesla, Inc. †	1,452	400,186
		400,186
Building products (1.4%)
Johnson Controls International PLC	2,737	148,181
		148,181
Capital markets (3.2%)
Charles Schwab Corp. (The)	2,249	159,567
MSCI, Inc.	396	177,899
		337,466
Chemicals (1.7%)
Sherwin-Williams Co. (The)	786	182,431
		182,431
Commercial services and supplies (1.6%)
Waste Connections, Inc.	1,211	168,547
		168,547
Entertainment (1.6%)
Live Nation Entertainment, Inc. †	1,873	169,244
		169,244
Equity real estate investment trusts (REITs) (2.3%)
American Tower Corp.	940	238,807
		238,807
Food and staples retailing (4.1%)
Costco Wholesale Corp.	529	276,191
Walmart, Inc.	1,197	158,662
		434,853
Food products (0.9%)
Hershey Co. (The)	398	89,419
		89,419
Health-care equipment and supplies (1.7%)
DexCom, Inc. †	1,060	87,143
IDEXX Laboratories, Inc. †	265	92,119
		179,262
Health-care providers and services (6.8%)
HCA Healthcare, Inc.	521	103,090
Humana, Inc.	264	127,190
UnitedHealth Group, Inc.	928	481,938
		712,218
Hotels, restaurants, and leisure (3.0%)
Airbnb, Inc. Class A †	921	104,184
Chipotle Mexican Grill, Inc. †	133	212,374
		316,558
Interactive media and services (5.5%)
Alphabet, Inc. Class A †	5,299	573,458
		573,458

16 Focused Large Cap Growth ETF

COMMON STOCKS (98.2%)* cont.	Shares	Value
Internet and direct marketing retail (6.4%)
Amazon.com, Inc. †	5,297	$671,501
		671,501
IT Services (7.2%)
Accenture PLC Class A	788	227,306
Mastercard, Inc. Class A	916	297,123
Visa, Inc. Class A	1,195	237,458
		761,887
Life sciences tools and services (3.9%)
Danaher Corp.	892	240,760
IQVIA Holdings, Inc. †	794	168,852
		409,612
Personal products (1.6%)
Estee Lauder Cos., Inc. (The) Class A	659	167,636
		167,636
Road and rail (3.1%)
Uber Technologies, Inc. †	4,074	117,168
Union Pacific Corp.	908	203,855
		321,023
Semiconductors and semiconductor equipment (3.7%)
Marvell Technology, Inc.	2,264	106,000
NVIDIA Corp.	1,851	279,390
		385,390
Software (18.7%)
Adobe, Inc. †	393	146,762
Cadence Design Systems, Inc. †	1,181	205,222
Crowdstrike Holdings, Inc. Class A †	568	103,722
Microsoft Corp.	4,483	1,172,170
Palo Alto Networks, Inc. †	396	220,497
ServiceNow, Inc. †	263	114,305
		1,962,678
Specialty retail (1.4%)
Home Depot, Inc. (The)	529	152,574
		152,574
Technology hardware, storage, and peripherals (10.8%)
Apple, Inc.	7,258	1,141,103
		1,141,103
Textiles, apparel, and luxury goods (3.0%)
Lululemon Athletica, Inc. (Canada) †	411	123,284
Nike, Inc. Class B	1,845	196,402
		319,686
Total common stocks (cost $10,891,357)		$10,322,971

SHORT-TERM INVESTMENTS (1.8%)*	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Investor Class 2.17%	192,593	$192,593
Total short-term investments (cost $192,593)		$192,593

TOTAL INVESTMENTS
Total investments (cost $11,083,950)	$10,515,564

Focused Large Cap Growth ETF 17

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2021 through August 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $10,517,459.
†	This security is non-income-producing.
For investments in State Street Institutional U.S. Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$742,702	$—	$—
Consumer discretionary	1,860,505	—	—
Consumer staples	691,908	—	—
Financials	337,466	—	—
Health care	1,301,092	—	—
Industrials	717,002	—	—
Information technology	4,251,058	—	—
Materials	182,431	—	—
Real estate	238,807	—	—
Total common stocks	10,322,971	—	—
Short-term investments	192,593	—	—
Totals by level	$10,515,564	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

18 Focused Large Cap Growth ETF

Statement of assets and liabilities 8/31/22

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $11,083,950)	$10,515,564
Dividends and other receivables	6,868
Total assets	10,522,432

LIABILITIES
Payable for compensation of Manager (Note 2)	4,973
Total liabilities	4,973

Net assets	$10,517,459

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$12,108,711
Total distributable earnings (Note 1)	(1,591,252)
Total — Representing net assets applicable to capital shares outstanding	$10,517,459

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($10,517,459 divided by 475,001 shares)	$22.14

The accompanying notes are an integral part of these financial statements.

Focused Large Cap Growth ETF 19

Statement of operations Year ended 8/31/22

INVESTMENT INCOME
Dividends (net of foreign tax of $64)	$50,622
Total investment income	50,622

EXPENSES
Compensation of Manager (Note 2)	52,889
Total expenses	52,889

Net investment loss	(2,267)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(1,018,157)
Securities from in-kind transactions (Notes 1 and 3)	133,578
Total net realized loss	(884,579)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(1,518,622)
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized depreciation	(1,518,626)

Net loss on investments	(2,403,205)

Net decrease in net assets resulting from operations	$(2,405,472)

The accompanying notes are an integral part of these financial statements.

20 Focused Large Cap Growth ETF

Statement of changes in net assets

		For the period
		5/25/21
		(commencement
	Year ended	of operations)
INCREASE (DECREASE) IN NET ASSETS	8/31/22	to 8/31/21
Operations
Net investment loss	$(2,267)	$(2,223)
Net realized loss on investments
and foreign currency transactions	(884,579)	(9,144)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(1,518,626)	950,236
Net increase (decrease) in net assets resulting
from operations	(2,405,472)	938,869
Proceeds from shares sold (Note 4)	3,467,306	7,384,326
Decrease from shares redeemed (Note 4)	(1,367,570)	—
Total increase (decrease) in net assets	(305,736)	8,323,195

NET ASSETS
Beginning of period (Note 5)	10,823,195	2,500,000
End of period	$10,517,459	$10,823,195

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	375,001	100,000
Shares sold (Note 4)	150,000	275,001
Shares redeemed (Note 4)	(50,000)	—
Shares outstanding at end of period	475,001	375,001

The accompanying notes are an integral part of these financial statements.

Focused Large Cap Growth ETF 21

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
		For the period
		5/25/21
	Year	(commencement
	ended	of operations)
	8/31/22	to 8/31/21
Net asset value, beginning of period	$28.86	$25.00
Investment operations:
Net investment income (loss) [a]	(.01)	(.01)[e]
Net realized and unrealized
gain (loss) on investments	(6.71)	3.87
Total from investment operations	(6.72)	3.86
Less distributions:
From net investment income	—	—
Total distributions	—	—
Net asset value, end of period	$22.14	$28.86
Total return at net asset value (%) [b]	(23.28)	15.44*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$10,517	$10,823
Ratio of expenses to average
net assets (%) [c]	.55	.15*
Ratio of net investment income
(loss) to average net assets (%)	(.02)	(.03)*e
Portfolio turnover (%) [d]	52	15*

* Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Portfolio turnover excludes securities received or delivered in-kind.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
August 31, 2021	$0.01	0.02%

The accompanying notes are an integral part of these financial statements.

22 Focused Large Cap Growth ETF

Notes to financial statements 8/31/22

Within the following Notes to financial statements, references to “ETF” represent exchange-traded fund, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2021 through August 31, 2022.

Putnam Focused Large Cap Growth ETF (the fund) is a non-diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF that operates pursuant to an exemptive order from the SEC. The fund’s investment objective is to seek capital appreciation. The fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 1000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. As of September 30, 2021, the index was composed of companies having market capitalizations of between approximately $1.6 billion to $2.3 trillion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

Focused Large Cap Growth ETF 23

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Dividend income, net of any applicable withholding taxes, if any, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Lines of credit Effective October 15, 2021, the fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

24 Focused Large Cap Growth ETF

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$893,643	$104,892	$998,535

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from net operating loss and from redemptions-in-kind gain/loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period,  the fund reclassified $2,267 to decrease accumulated net investment loss, $126,142 to increase paid-in capital and $128,409 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$353,281
Unrealized depreciation	(945,995)
Net unrealized depreciation	(592,714)
Capital loss carryforward	(998,535)
Cost for federal income tax purposes	$11,108,278

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.55% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses. All costs related to organization and offering of the Trust were borne by the Manager.

Focused Large Cap Growth ETF 25

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% (prior to September 23, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund managed by PIL.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$5,005,004	$4,946,433
U.S. government securities (Long-term)	—	—
Total	$5,005,004	$4,946,433

Portfolio securities received or delivered through in-kind transactions were $3,158,478 and $1,193,368, respectively.

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of changes in net assets.

At the close of the reporting period, Putnam Investment Holdings, LLC owned 200,001 shares of the fund (42.11% of shares outstanding), valued at $4,428,022.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on December 22, 2020. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,500,000 by Putnam Investment Holdings, LLC and the issuance of 100,000 shares on May 25, 2021.

26 Focused Large Cap Growth ETF

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Focused Large Cap Growth ETF 27

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

28 Focused Large Cap Growth ETF

* Mr. Cooper is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is Executive Vice President and Chief Operating Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam exchange-traded funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2022, there were four Putnam exchange-traded funds. All Trustees serve as Trustees of all Putnam exchange-traded funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Focused Large Cap Growth ETF 29

Officers

In addition to Aaron M. Cooper, CFA, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Caitlin Robinson (Born 1983)
Vice President and Chief Compliance Officer	Assistant Secretary
Since 2021	Since 2021
Chief Compliance Officer and Chief Risk Officer,	Senior Counsel, Putnam Investments and
Putnam Investments, and Chief Compliance Officer,	Putnam Management
Putnam Management
Janet C. Smith (Born 1965)
Peter Fariel (Born 1957)	Vice President, Principal Financial Officer, Principal
Secretary	Accounting Officer, and Treasurer
Since 2021	Since 2021
Deputy General Counsel, Putnam Investments and	Head of Fund Administration Services, Putnam
Putnam Management	Investments and Putnam Management

Richard T. Kircher (Born 1962)	Stephen J. Tate (Born 1974)
Vice President and BSA Compliance Officer	Vice President and Chief Legal Officer
Since 2021	Since 2021
Assistant Director, Operational Compliance, Putnam	General Counsel, Putnam Investments, Putnam
Investments and Putnam Retail Management	Management, and Putnam Retail Management

Susan G. Malloy (Born 1957)	Mark C. Trenchard (Born 1962)
Vice President and Assistant Treasurer	Vice President
Since 2021	Since 2021
Head of Accounting and Middle Office Services,	Director of Operational Compliance, Putnam
Putnam Investments and Putnam Management	Investments and Putnam Retail Management

Venice Monagan (Born 1977)
Assistant Secretary
Since 2021
Senior Counsel, Putnam Investments and
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

30 Focused Large Cap Growth ETF

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Susan G. Malloy
Putnam Investment	Liaquat Ahamed, Chair	Vice President and
Management, LLC	Aaron M. Cooper	Assistant Treasurer
100 Federal Street	Katinka Domotorffy
Boston, MA 02110	Catharine Bond Hill	Alan G. McCormack
	Mona K. Sutphen	Vice President and
Investment Sub-Advisor		Derivatives Risk Manager
Putnam Investments Limited	Officers
16 St James’s Street	Aaron M. Cooper	Venice Monagan
London, England SW1A 1ER	Executive Vice President	Assistant Secretary
and Chief Operating Officer
Distribution Services		Caitlin Robinson
Foreside Fund Services, LLC	James F. Clark	Assistant Secretary
Three Canal Plaza, Suite 100	Vice President and Chief
Portland, ME 04101	Compliance Officer	Janet C. Smith
Vice President,
Custodian	Peter Fariel	Principal Financial Officer,
State Street Bank	Secretary	Principal Accounting Officer,
and Trust Company		and Treasurer
Richard T. Kircher
Legal Counsel	Vice President and	Stephen J. Tate
Dechert LLP	BSA Compliance Officer	Vice President and
Chief Legal Officer
Independent Registered	Martin Lemaire
Public Accounting Firm	Vice President and	Mark C. Trenchard
PricewaterhouseCoopers LLP	Derivatives Risk Manager	Vice President

Focused Large Cap Growth ETF 31

Call 1-833-228-5577 Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com anytime for up-to-date information about the fund’s NAV.

32 Focused Large Cap Growth ETF

Focused Large Cap Growth ETF 33

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that Dr. Hill qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2022	$20,034	$ —	$2,226	$ —
August 31,2021*	$18,900	$ —	$2,100	$ —

*	For the period May 25, 2021 (commencement of operations) to August 31, 2021

For the fiscal years ended August 31, 2022 and August 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $300,509 and $266,999 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit Committee. The Audit Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2022	$ —	$298,283	$ —	$ —
August 31, 2021*	$ —	$264,899	$ —	$ —

*	For the period May 25, 2021 (commencement of operations) to August 31, 2021

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith. In addition, the Code of Ethics of Putnam ETF Trust is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Aaron Cooper Aaron Cooper Principal Executive Officer

Date: October 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 28, 2022